SUPPLEMENT DATED NOVEMBER 1, 2016

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS D, I AND P SHARES

DATED MAY 1, 2016

This supplement revises the Pacific Select Fund Class D, I and P Shares prospectus dated May 1, 2016, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement apply to the Long/Short Large-Cap Portfolio and the PSF DFA Balanced Allocation Portfolio only and are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summaries section

Long/Short Large-Cap Portfolio – In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Thomas Luddy, CFA, Managing Director and Portfolio Manager	Since 2008
Susan Bao, CFA, Managing Director and Co-Portfolio Manager	Since 2008
Scott Davis, Portfolio Manager	Since 2016

PSF DFA Balanced Allocation Portfolio – In the Principal Investment Strategies subsection, the first two sentences of the first paragraph are deleted and replaced with the following:

This Fund is a “fund of funds” that, under normal circumstances, invests substantially all of its assets in a variety of eligible third party mutual funds and/or variable insurance trusts (the “DFA Underlying Funds”) which, in turn, invest in U.S. and foreign equity and debt instruments. The DFA Underlying Funds are offered by Dimensional Investment Group Inc. and/or DFA Investment Dimensions Group Inc., as managed by Dimensional Fund Advisors LP (“DFA”), and are not funds of the Trust.

Disclosure Changes to the Additional Information About Principal Investment Strategies and Principal Risks section

Long/Short Large-Cap Portfolio – In the Principal Investment Strategies subsection, the first two sentences of the sixth paragraph are deleted.

PSF DFA Balanced Allocation Portfolio – In the Principal Investment Strategies subsection, the first two sentences of the first paragraph are deleted and replaced with the following:

This Fund is a “fund of funds” that, under normal circumstances, invests substantially all of its assets in a variety of eligible third party mutual funds and/or variable insurance trusts (the “DFA Underlying Funds”) which, in turn, invest in U.S. and foreign equity and debt instruments. The DFA Underlying Funds are offered by Dimensional Investment Group Inc. and/or DFA Investment Dimensions Group Inc., as managed by Dimensional Fund Advisors LP (“DFA”), and are not funds of the Trust.

In addition, the last paragraph is deleted and replaced with the following:

For information on how to access the actual month-end holdings for this Fund, see Portfolio Holdings Information on the back cover of this prospectus.

Disclosure Changes to the About Management section

In the table for J.P. Morgan Investment Management Inc., information regarding Raffaele Zingone, CFA and Aryeh Glatter is deleted from the subsection for the Long/Short Large-Cap Portfolio.

Disclosure Changes to the Where To Go For More Information section

In the Portfolio Holdings Information subsection, the parenthetical in the first sentence and the entire fourth sentence, which relate to the PSF DFA Balanced Allocation Portfolio, are deleted.

Form No.	15-45906-00

PSFSUP1116